POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED APRIL 24, 2012 TO THE
PROSPECTUS DATED AUGUST 31, 2011 OF:

PowerShares Aerospace & Defense Portfolio
PowerShares CleantechTM Portfolio
PowerShares DWA Technical LeadersTM Portfolio
PowerShares Global Listed Private Equity Portfolio
PowerShares Golden Dragon Halter USX China Portfolio
PowerShares Lux Nanotech Portfolio
PowerShares Morningstar StockInvestor Core Portfolio
PowerShares S&P 500 BuyWrite Portfolio
PowerShares S&P 500® High Quality Portfolio
PowerShares Water Resources Portfolio
PowerShares WilderHill Clean Energy Portfolio
PowerShares WilderHill Progressive Energy Portfolio

On June 30, 2012, the methodology by which Red Rocks Global Listed Private Equity Index, the underlying index of the PowerShares Global Listed Private Equity Portfolio, is formulated will change. Accordingly, the following changes to the prospectus are made effective on that date:

•  The "SM" symbol is hereby deleted from all references to Red Rocks Global Listed Private Equity Index.

•  On page 19, the second sentence in the first paragraph under the section titled "PowerShares Global Listed Private Equity Portfolio—Summary Information—Principal Investment Strategies" is hereby deleted and replaced with the following:

The Underlying Index is comprised of securities, ADRs and GDRs of 40 to 75 private equity companies, including business development companies ("BDCs"), master limited partnerships ("MLPs") and other vehicles that are listed on a nationally recognized exchange, all of whose principal businesses are to invest in, lend capital to or provide services to privately held companies (collectively, "listed private equity companies").

•  Beginning on page 67, the section titled "Additional Information About the Funds' Strategies and Risks—Principal Investment Strategies—Red Rocks Global Listed Private Equity IndexSM," is hereby deleted and replaced with the following:

Red Rocks Global Listed Private Equity Index

The Underlying Index for PowerShares Global Listed Private Equity Portfolio is comprised of 40 to 75 securities, ADRs and GDRs of listed private equity companies. For a security to be considered for inclusion in the Underlying Index, it must invest a majority of its assets in, lend capital to or provide services to private companies, or must have a stated intention to do so. Investments, loans or services must be made in regard to at least five unrelated private companies. The underlying assets may be domestic or foreign. The Index Provider anticipates that at least 50% of the securities in the Underlying Index will be securities of non-U.S. companies.

Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider identifies the private equity companies that will comprise the Underlying Index based upon reputation, management, financial data, historical performance and the need for diversification within the Underlying Index. The Underlying Index views diversification from four different perspectives: a) stage of investment; b) type of capital; c) sector; and d) geography. Each listed private equity company must have market capitalization of at least $100 million before inclusion in the Underlying Index.

The Underlying Index uses float-adjusted, modified market capitalization weightings. Any index component will have no more than 10% weight. The combined weight of all index components that individually equal a 5% or greater weighting of the Underlying Index will not exceed 50% of the Underlying Index. Index components with an average daily volume of less than $250,000 will be added to the Underlying Index at a 0.25% weight, with changes in weighting limited to 0.25% at each rebalance, except in the event such index components are removed from the Underlying Index following corporate actions. The Index Provider rebalances the Underlying Index quarterly.

Please Retain This Supplement For Future Reference.

P-PS-PRO-4 SUP-3 042412